                                                                    Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                Toys "R" Us, Inc.
                                OFFER TO EXCHANGE
                             ALL OF THE OUTSTANDING
                              6.875% NOTES DUE 2006

                                       FOR
                              6.875% NOTES DUE 2006
                  REGISTERED UNDER THE SECURITIES ACT OF 1933,

                                       AND

                             ALL OF THE OUTSTANDING
                              7.625% NOTES DUE 2011

                                       FOR

                              7.625% NOTES DUE 2011
                   REGISTERED UNDER THE SECURITIES ACT OF 1933


         This form or one substantially equivalent hereto must be used by registered holders of outstanding 6.875% Notes due 2006 and 7.625% Notes due 2011 (collectively, the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 6.875% Notes due 2006 and 7.625% Notes due 2011 that have been registered under the Securities Act of 1933 (collectively, the "Registered Notes") pursuant to the exchange offer described
in the Prospectus dated           , 2001 (the "Prospectus") if the holder's Old
Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to 5:00
p.m., New York City time, on           , 2001. This Notice of Guaranteed
Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York
    By Registered or Certified Mail:            By Hand or Overnight Courier:
             15 Broad Street                           15 Broad Street
               16th Floor                                16th Floor
           New York, NY 10007                        New York, NY 10007
  Attention: Reorganization Department      Attention: Reorganization Department
             Kin Lau                                   Kin Lau

                                  By Facsimile:
                                 (212) 235-2261

                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (212) 235-2358

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders to Toys "R" Us, Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SECURITIES TENDERED
------------------------------------------------------------------------------------------------------------------
     Name of Tendering Holder         Name and Address of Registered   Certificate Number(s)    Principal Amount
                                       Holder as it appears on the         for Old Notes          of Old Notes
                                         Old Notes (Please print)             Tendered              Tendered
------------------------------------ --------------------------------- ----------------------- -------------------

------------------------------------ --------------------------------- ----------------------- -------------------

------------------------------------ --------------------------------- ----------------------- -------------------

------------------------------------ --------------------------------- ----------------------- -------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                PLEASE SIGN HERE
    X                                                                    X
      -----------------------------------------------------------           --------------------------------------

    X                                                                    X
      -----------------------------------------------------------           --------------------------------------

    X                                                                    X
      -----------------------------------------------------------           --------------------------------------
                          Signature(s) of Owner                                            Date

------------------------------------------------------------------------------------------------------------------

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

/ /  The Depository Trust Company

    (Check if Old Notes will be tendered by book-entry transfer)

    Account Number:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
              -----------------------------------------         ---------------------------------------------
                                                                               (Authorized signature)

Address:                                                        Title:
         ----------------------------------------------               ---------------------------------------


                                                                Name:
-------------------------------------------------------              ----------------------------------------
                                              (Zip Code)                       (Please type or print)

                                                                Date:
-------------------------------------------------------              ----------------------------------------
                  Area Code and Telephone No.


NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3